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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)

                                January 15, 1997
                                ----------------

                                Carnegie Bancorp
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              (Exact name of registrant as specified in its charter)


        New Jersey                     0-2456                   22-3257100
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(State or other jurisdiction          (Commission               IRS Employer
     of incorporation)                File Number)           Identification No.)


           619 Alexander Road, Princeton, New Jersey     08540
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           (Address of principal executive offices)    (Zip Code)



        Registrant's telephone number, including area code (609) 520-0601
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Item 5. OTHER EVENTS.

     On Wednesday, January 15, 1997, the Registrant and Regent Bancshares Corp. ("Regent") issued a press release announcing the mutual termination of the Amended and Restated Agreement and Plan of Merger dated August 30, 1995 that provided for the merger of the Registrant and Regent and the concurrent merger of the Carnegie Bank, N.A., a wholly-owned subsidiary of the Registrant, and Regent National Bank, a wholly-owned subsidiary of Regent.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Carnegie Bancorp has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized


                                                  CARNEGIE BANCORP
                                                  ----------------
                                                    (Registrant)



Dated: January 24, 1997
                                                  By: /s/  RICHARD ROSA
                                                      -----------------------
                                                           Richard Rosa,
                                                      Chief Financial Officer



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                                 EXHIBIT INDEX

                           CURRENT REPORT ON FORM 8-K


Exhibit No.                       Description
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    99       Press Release dated January 15, 1997 announcing termination of the
             Amended and Restated Agreement and Plan of Merger between the Registrant and Regent Bancshares Corp.



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